SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019
Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAIO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act                                                                                                                                      □

Items reported in this filing:

Item 5.07:  Submission of Matters to a Vote of Security Holders

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.07:  Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

FIRST:                    The Annual Meeting of Shareholders of Data I/O Corporation was convened at 10 a.m. Pacific, on May 20, 2019, at the Company’s headquarters, 6645 185th Ave NE, Suite 100, Redmond, Washington.

SECOND:              There were issued and outstanding on March 21, 2019, the record date, 8,301,736 shares of Common Stock.

THIRD:                  There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 7,623,578 (91.83%) shares of Common Stock entitled to vote, thereby constituting a quorum.

FOURTH:              The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Nominee	For	Withheld	Broker Non-votes
Anthony Ambrose	3,990,405	164,504	3,468,669
John D. Delafield	3,969,602	185,307	3,468,669
Alan B. Howe	3,975,897	179,012	3,468,669
Douglas W. Brown	3,903,893	251,016	3,468,669
Mark J. Gallenberger	3,978,249	176,660	3,468,669

The aforesaid nominees have been elected as Director.

                FIFTH:                   The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

                                                                                                                                            Percentage of For &

                                                                                                Votes                                Against on this Proposal

For                                                                                  7,282,701                                           95.53

Against                                                                             329,273                                              4.32

Abstain                                                                               11,604                                              0.15

The foregoing proposal has been approved.

                SIXTH:                   The advisory vote (Say on Pay) approving the compensation of the Company’s named executive officers, received the following votes:

                                                                                                                                            Percentage of For &

                                                                                                Votes                                Against on this Proposal

For                                                                                  3,928,811                                           94.56

Against                                                                             212,862                                              5.12

Abstain                                                                               13,236                                              0.32

Broker non-votes:                                                       3,468,669

The foregoing proposal has been approved.

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

New committee assignments of the independent Directors effective with the election

Audit Committee Chair: Mark Gallenberger;

Other Audit Committee Members: Doug Brown and Alan Howe

Compensation Committee Chair: JD Delafield

Other Compensation Committee Members: Mark Gallenberger and Doug Brown

Corporate Governance and Nominating Committee Chair: Doug Brown

Other Corporate Governance and Nominating Committee Members: Alan Howe, JD Delafield and Mark Gallenberger

Chairman of the Board: Alan Howe

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                Data I/O Corporation

May 20, 2019                                      By _/s/Joel S. Hatlen_________

                                                                Joel S. Hatlen

                                                                Vice President

                                                                Chief Operating & Financial Officer

                                                                Secretary and Treasurer